Exhibit 10.2

ADVANCED BIOMED INC.

WRITTEN CONSENT OF DIRECTORS

TO ACTION TAKEN WITHOUT A MEETING

March 30, 2023

The undersigned, being all of the directors of ADVANCED BIOMED INC., a Nevada corporation (the “Company”), acting pursuant to the provisions of Section 78.315 of the Nevada Revised Statutes and the Company’s Bylaws, does hereby waive all notice of the time, place and purpose of a special meeting and hereby consents and agrees to the adoption of the following resolution, with the same force and effect as if made at a duly convened and held meeting of the board of directors of the Company:

BACKGROUND

WHEREAS, the directors have determined that it is advisable and in the best interests of the Company and its stockholders to approve the 2023 Equity Incentive Plan (the “2023 Plan”) to (a) enable Company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long term success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

RESOLUTIONS

NOW, THEREFORE, be it

2023 Plan

RESOLVED, that the 2023 Plan in the form annexed hereto for the issuance of up to 15,000,000 shares of the Company’s Common Stock with the terms and conditions of an award to be determined at the time an award is granted, all as set forth herein, is hereby approved, adopted, and ratified in all respects;

RESOLVED, the Company is authorized to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 to register the shares issuable under the above plan; and be it further

General Authorization and Ratification

RESOLVED, that as used in the foregoing resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President, and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the actions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this written consent effective as of the date first above written.

/s/ YI LU
YI LU

/s/ Hung To Pau
HUNG TO PAU